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EXHIBIT 10.46

                INDO-PACIFIC ENERGY (NZ) LIMITED

               BORAL ENERGY RESOURCES NZ LIMITED

           TRANS NEW ZEALAND OIL COMPANY (NZ) LIMITED

                 BORAL ENERGY RESOURCES LIMITED

                     Dated October 10 1997

         DEED OF ASSIGNMENT AND ASSUMPTION   PEP 38332

TABLE OF CONTENTS
1.   DEFINITIONS
2.   APPROVAL OF MINISTER
3.   ASSIGNEE
4.   ASSIGNOR
5.   PARTICIPATING INTERESTS
6.   NOTICES
7.   MISCELLANEOUS

THIS DEED is made October 10 1997

BETWEEN

     INDO-PACIFIC ENERGY (NZ) LIMITED of 284 Karori Road,
Wellington, New Zealand ("Indo-Pacific")

AND

     BORAL ENERGY RESOURCES LIMITED (CAN 0007 845 338) of 60
Hindmarsh Square, Adelaide, South Australia ("BERL")

AND

     BORAL ENERGY RESOURCES NZ LIMITED of 38 Bruce Mclaron Road,
Henderson, Auckland ("Boral Energy")

AND

     TRANS NEW ZEALAND OIL COMPANY (NZ) LIMITED of 284 Karori
Road, Wellington, New Zealand ("TNZO")

RECITALS

A. As at the date of this Deed the Parties are parties to an unincorporated joint venture for the purpose of holding their respective Participating Interests in PEP 38332 in the percentages set out as follows:


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Indo-Pacific   42.50%
BERL           37.50%
TNZO           20.00%

B. The Permit was issued incorrectly in the name of BERL rather than Boral Energy and this Deed evidences an assignment to correct the error.

THE PARTIES AGREE as follows:

1.   Definitions and Interpretation

1.1  Definitions

In this Deed (including the Recitals) unless the context otherwise requires:

1.1.1 "Act" means the Crown Minerals Act (NZ) 1991 and any regulations made thereto.

1.1.2     "Deed" means this deed between the Parties.

1.1.3 "BERL Interest" means a 17.50% Participating Interest owned by BERL

1.1.4     "Effective Date" means 00.01 hours on 25 June 1997.

1.1.5     "Parties" means each of Indo-Pacific, Boral Energy,
BERL and TNZO

1.1.6 "Participating Interest" means a percentage interest of a Party in the Permit"

1.1.7 "Permit" means petroleum exploration permit PEP 38332 or any renewal or extension thereof and any mining permit granted pursuant thereto.

1.1.8 "Minister" means the Minister of Energy as defined under the Act who administers the approval and registration procedure under the Act.

1.1.9     "Continuing Parties" means Indo-Pacific and TNZO.

1.2  Interpretation

In this Deed, unless a contrary intention appears:

1.2.1 reference to this Deed is a reference to this Deed as amended, varied, novated or substituted from time to time;

1.2.2 a reference to any legislation or any provision of any legislation includes:

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     (a)  all regulations, orders or instruments issued under the legislation or provision;  and

     (b) any modification, consolidation, amendment, re-enactment, replacement or codification of such legislation or provision;

1.2.3     a word:

     (a) importing the singular includes the plural and vice versa; and

     (b) denoting an individual includes corporations, firms, unincorporated bodies, authorities and instrumentalities;

1.2.4 a reference to a Party to this Deed or any other instrument includes that Party's executors, administrators, successors and permitted assigns;

1.2.5 where a word or phrase is given meaning, any other part of speech or grammatical forms has a corresponding meaning; and

1.2.6 a reference to a clause number, schedule number or annexure number (or letter) is a reference to a clause, schedule or annexure of this Deed;

1.2.7 words and expressions used in this Deed which are used in the Act shall where the context admits have the same meaning as they have in the Act.

2.   Approval

2.1 Each dealing evidences by this Deed to which the Act applies will relate back to and take effect on and from the Effective
Date upon the date of obtaining approval for such dealing in accordance with the Act.

2.2 The Parties must use all reasonable endeavours to have all dealings evidenced by this Deed approved and registered as contemplated by clause 2.1 as expeditiously as possible.

2.3 If any dealing evidenced by this Deed is not approved and registered in accordance with clause 2.1 within 12 months of execution of this deed (or such other date as the Parties may agree), any Party may terminate this Deed at any time by notice to other Parties and this Deed will terminate on the receipt of that notice.

2.4 On termination of this Deed under clause 2.3, the Parties must execute all documents and do alloter things necessary or desirable to place each other in the same position as they would have been had this Deed not been executed or acted upon.

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3.   Assignee

3.1 With effect on and from the Effective Date, Boral Energy assumes the obligations and liabilities in respect of the BERL Interest assigned to it arising on and from the Effective Date (but always excluding liabilities and obligations arising prior to the Effective Date) and shall be entitled to the full benefit and advantage of the BERL Interest and all rights thereunder to the same extent to which BERL would have been so entitled had the BERL Interest not been assigned to Boral Energy.

3.2 Boral Energy will indemnify and keep indemnified the Continuing Parties against all liability which each of them any incur by reason of any breach or non-observance by Boral Energy of any of the provisions of this Deed.

3.3  With effect on and from the Effective Date the Continuing
Parties accept the liability of Boral Energy as set out in clause
3.1 hereof.

4.   Assignor

4.1 BERL covenants and agree with the Continuing Party and Boral Energy to duly and punctually discharge all liabilities and perform all obligations incurred in respect of the BERL Interest prior to the Effective Date (but excluding liabilities and obligations scheduled for performance on or after the Effective
Date) regardless of whether such liability and obligations arise before or after the Effective Date.

4.2  BERL shall indemnify and hold the Continuing Party and Boral
Energy harmless from and against all liability which each of them may incur by reason of any breach or non-observance by BERL of this Deed.

5.   Participating Interests

The parties agree that on and from the Effective Date their respective Participating Interests shall be as set out below:

     Indo-Pacific    42.50%
     Boral Energy    37.50%
     TNZO            20.00%
                    100.00%

6.   Miscellaneous

6.1 This Deed will be binding upon the enure to the benefit or the Parties, their respective successors and each person who derives from them title to a Participating Interest.



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6.2  This Deed will be governed by and construed in accordance with laws of New Zealand for the time being in force.

6.3 The Parties submit to the non-exclusive jurisdiction of the Courts of New Zealand and all courts competent to hear appeals therefrom.

6.4 The Parties will bear their own legal costs arising out of the preparation of this Deed, but BERL will bear all stamp duty and registration fees payable on this Deed and any document directly related to or consequential upon this Deed.

6.5 Each of the Parties must take all such steps, execute all such documents and do all such acts and things as may be reasonably required by any other Party to give effect to the intent of this Deed.

6.6 Each attorney executing this Deed states that he has not notice of the revocation of his power of attorney.

EXECUTED by the parties as a Deed.

Executed for and on behalf of
INDO-PACIFIC ENERGY (NZ) LIMITED
By its duly authorised representative
In the presence of:

/s/ Jenni Lean           /s/ D.J. Bennett
Signature of witness     Signature of representative

THE COMMON SEAL OF BORAL ENERGY
RESOURCES NZ LIMITED was affixed
In the presence of:

/s/ R.J. Willinck   /s/ Owen W. Poole
Signature           Signature

Director            Director
Office held         Office held

THE COMMON SEAL OF BORAL ENERGY
RESOURCES LIMITED was affixed in
The presence of:

/s/ W. Fowler       /s/ R.J. Willinck
Signature           Signature

Secretary           Director
Office held         Office held




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Executed for an on behalf of TRANS
NEW ZEALAND OIL COMPANY (NZ) LIMITED
By its duly authorised representative
In the presence of:

/s/ D.J. Bennett         /s/ Jenni Lean
Signature of witness     Signature of representative